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                                                                   EXHIBIT 10.18



                          THIRD SUPPLEMENTAL INDENTURE
                           DATED AS OF AUGUST 1, 2002


                                   AMENDMENTS

                            TO THAT CERTAIN INDENTURE
                          DATED AS OF DECEMBER 21, 1993
                             RELATING TO $85,000,000
                                 SERIES A AND B
                          10-5/8% SENIOR SECURED NOTES
                                    DUE 2000
                  AS AMENDED BY A FIRST SUPPLEMENTAL INDENTURE
          DATED AS OF MAY 19, 1999 AND A SECOND SUPPLEMENTAL INDENTURE
                           DATED AS OF MARCH 29, 2001



                          ___________________________


                               GENERAL MEDIA, INC.


                              SUBSIDIARY GUARANTORS


                          ___________________________



                              THE BANK OF NEW YORK

                                     TRUSTEE

                          THIRD SUPPLEMENTAL INDENTURE

                           Dated, as of August 1, 2002



     THIRD SUPPLEMENTAL INDENTURE dated as of August 1, 2002 (this "Third Supplemental Indenture") among GENERAL MEDIA, INC, a Delaware corporation (the "Company"), each of the "SUBSIDIARY GUARANTORS" listed on the signature pages hereto and THE BANK OF NEW YORK (successor-in-interest to IBJ Schroder Bank & Trust Company), AS TRUSTEE (the "Trustee").

     WHEREAS, the Company, the Subsidiary Guarantors and the Trustee are parties to the Indenture dated as of December 21, 1993, as amended by a First Supplemental Indenture dated as of May 19, 1999 and a Second Supplemental Indenture dated as of March 29, 2001 (as amended, the "Indenture"), pursuant to which $85,000,000 in aggregate principal amount of the Company's 10-5/8% Senior Secured Notes due 2000 (the "Notes") have been issued and approximately $45,572,000 in aggregate principal amount of the Notes are currently outstanding;

     WHEREAS, Sections 9.02 and 9.06 of the Indenture and Section 11 of the Notes provide that the Company, the Subsidiary Guarantors and the Trustee may amend and supplement the provisions of the Indenture and the Notes as provided for herein with the consent of the Holders of at least a majority in outstanding principal amount of the Notes (the "Majority Consent"), and the Company has obtained and delivered the Trustee evidence of such Majority Consent to this Third Supplemental Indenture;

     WHEREAS, the execution and delivery of this Third Supplemental Indenture by the Company and each of the Subsidiary Guarantors have been duly authorized by resolutions of their respective Boards of Directors, and all other conditions and requirements necessary to authorize and permit the execution and delivery of this Third Supplemental Indenture by all parties hereto have been performed and fulfilled; and

     WHEREAS, the Company and the Subsidiary Guarantors have requested that the Trustee join them in the execution and delivery of this Third Supplemental Indenture for the purpose of amending certain provisions of the Indenture as hereinafter set forth, and the Trustee is willing to do so;

     NOW, THEREFORE, in consideration of the premises hereof and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Subsidiary Guarantors covenant and agree with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Notes, as follows:


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                                    ARTICLE I

                             AMENDMENTS TO INDENTURE

     Section 1.1 DEFINITIONS.

          (a)  Clause (vi) of the definition of "Change of Control" in Section
1.01 of the Indenture is hereby deleted and replaced with the following:

               "(vi) the resignation or termination of John D. Orlando and the failure of the Company to hire a replacement president and chief operating officer reasonably satisfactory to a majority of the Holders within 90 days or"

          (b)  The following new definition of "Net Revenues" is hereby added to
Section 1.01 of the Indenture in appropriate alphabetical order:

               "Net Revenues" means the net revenues of the Company and its consolidated Subsidiary Guarantors determined in accordance with GAAP.

     Section 1.2 PAYMENTS TO ROBERT C. GUCCIONE AND HIS AFFILIATES. Section 4.23 of the Indenture is hereby deleted and replaced with the following:

     "Section 4.23. Payments to Robert C. Guccione and his Affiliates. Notwithstanding any other provision of this Indenture (including, but not limited to, Sections 4.10, 4.11 and 4.15 thereof) and the Notes, Robert C. Guccione and his Affiliates shall be entitled to receive in any month, commencing with the month of July 2002, up to $250,000 in aggregate payments of any kind from the Company and its Subsidiaries, provided, that, in any month in the years 2003 and 2004 during which the Company is in compliance with the covenants contained in Section 4.24 of this Indenture, Robert C. Guccione and his Affiliates shall be entitled to receive up to $300,000 in aggregate payments of any kind from the Company and its Subsidiaries (in each case including, without limitation, payments of compensation, dividends, distributions, return of capital, personal expenses and perquisites, loans, contributions of capital to the Company's or GMHI's Subsidiaries for their benefit, or any other such transfer of property for the benefit of Robert C. Guccione and/or his Affiliates) ("Owner Payments"). The payments permitted to be made by this Section 4.23 may be made in the form of the payments of salary, dividends, expenses, loans, contributions to the capital of the Company's or GMHI's Subsidiaries and otherwise so as to minimize the adverse tax consequences to Robert C. Guccione and his Affiliates, provided, that, the payments permitted to be made by this Section 4.23 shall not be increased by the amount of any loans, advances, contributions or other investments made by Robert C. Guccione and/or his Affiliates to the Company or its Subsidiaries."


                                       2

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     Section 1.3 MAINTENANCE OF NET REVENUES AND EBITDA. A new Section 4.24 is
hereby added to the Indenture to read as follows:

     "Section 4.24. Maintenance of Net Revenues and EBITDA. Commencing with the fiscal quarter ending December 31, 2002 and continuing for each fiscal quarter thereafter for so long as the Notes remain outstanding, the Company will maintain Net Revenues and EBITDA in such fiscal quarter equal to not less than 80% of Net Revenues and EBITDA as set forth for each such fiscal quarter in the business plan, for the period from October 1, 2002 through December 31, 2003, prepared by the Company which business plan shall be in form and substance reasonably satisfactory to the Holders of a majority in outstanding principal amount of the Notes (the "Acceptable Business Plan"). The Company shall prepare and deliver an initial business plan (the "Initial Business Plan") to such Holders for their approval no later than September 13, 2002. The Holders shall provide the Company with any comments to the Initial Business Plan (the "Majority Holder Comments") within five Business Days of their receipt of the Initial Business Plan. Within five Business Days of receipt by the Company of the Majority Holder Comments or if there are no Majority Holder Comments, within seven Business Days of the receipt by the Holders of the Initial Business Plan, the Company shall deliver the Acceptable Business Plan to the Trustee and such Holders. The Company shall report its actual Net Revenues and EBITDA for each quarter in a certificate containing all appropriate calculations delivered to the holders of a majority in outstanding principal amount of the Notes (the "Majority Holders"), with a copy to the Trustee, at the time of the filing by the Company with the Securities and Exchange Commission of the Company's Form 10-Q covering that quarter (or, for the last quarter of each year, beginning with the fiscal quarter ending December 31, 2002, its Form 10-K for such fiscal year.) The Trustee shall have no responsibility for determining the accuracy of the calculations contained in such certificate. The failure by the Company to deliver the Acceptable Business Plan to the Trustee and such Holders on or before the time set forth above or to deliver such certificate to the Trustee together with its 10-Q or 10-K, as applicable, shall constitute a breach of this Section. Promptly after, but not later than 45 days after the delivery of the Acceptable Business Plan to the Trustee and such Holders, the Company shall amend this Section 4.24 to include the Net Revenues and EBITDA financial covenants for each fiscal quarter for the period through December 31, 2003 equal to 80% of the Net Revenues and EBITDA for each such fiscal quarter as set forth in the Acceptable Business Plan and otherwise reasonably satisfactory to the Holders of a majority in outstanding principal amount of the Notes."

     Section 1.4 INSPECTION RIGHTS. A new Section 4.25 is hereby added to the Indenture to read as follows:

     "Each of the Company and the Subsidiary Guarantors shall permit, and cause each of their respective Subsidiaries to permit representatives of the Holders of a majority in outstanding principal amount of the Notes, at any time and from time to time during normal business hours and upon reasonable prior written notice, at the expense of the Company, to (a) examine and make copies of and abstracts from records and books of account, payroll materials, accounts receivable, deposit accounts and other such assets and records necessary to conduct due diligence, (b)


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     discuss the affairs and finances of the Company with any of the directors, officers, the independent accountants or other representatives thereof, and
     (c) visit and inspect the townhouse located at 14-16 East 67th Street, New York, New York to verify the presence and condition of assets owned by the Company and located at such premises. The Borrower agrees to pay the reasonable costs and expenses of such audit, appraisal, assessment or examination promptly upon presentation of an invoice for such costs and expenses. The Holders agree to hold in confidence any information so obtained which has not been included in the Company's filings with the Securities and Exchange Commission."

     Section 1.5 NOTICES. The addresses for notices to the Company or any Subsidiary Guarantor and the Trustee in Section 12.02 of the Indenture are hereby deleted and amended to read as follows:

     "If to the Company or any Subsidiary Guarantor:

          11 Penn Plaza, 12th Floor
          New York, New York 10001
          Telecopier No.: 212-702-6262
          Attention: President and Chief Operating Officer

     With a copy to:

          Katten Muchin Zavis Rosenman
          575 Madison Avenue
          New York, New York 10022-2585
          Telecopier No.: 212-940-8776
          Attention: Robert L. Kohl, Esq.

     If to the Trustee:

          The Bank of New York
          101 Barclay Street, 8W
          New York, New York 10286
          Telecopier No.: 212-815-5707
          Attention: Corporate Trust Division, Attn: Julie Salovitch-Miller"




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                                   ARTICLE II

                                  MISCELLANEOUS

     Section 2.1 TERMS DEFINED. Defined terms used but not defined herein shall have the meanings attributed to them in the Indenture.

     Section 2.2 REAFFIRMATION. Except as hereby expressly amended, the Indenture and the Notes (including the guarantees of the Subsidiary Guarantors) are in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

     Section 2.3 GOVERNING LAW. This Third Supplemental Indenture and each and every provision hereof shall be construed in accordance with the laws of the State of New York.

     Section 2.4 SUCCESSORS AND ASSIGNS. All the covenants in this Third Supplemental Indenture contained by or on behalf of the Company and Subsidiary Guarantors shall bind its successors and assigns, whether so expressed or not.

     Section 2.5 COUNTERPARTS. This Third Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.


     THE BANK OF NEW YORK, as Trustee, hereby accepts the trusts in this Third Supplemental Indenture declared and provided, upon the terms and conditions hereinabove set forth, subject to the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee in the performance of the trust created by the Indenture as hereby amended.

                  [Remainder of page intentionally left blank]




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     IN WITNESS WHEREOF, the Company and each of the Subsidiary Guarantors has caused this Third Supplemental Indenture to be signed in its corporate name and acknowledged by its President or one of its Vice Presidents, and its corporate seal to be impressed hereon, duly attested by its Secretary or an Assistant Secretary; and Trustee has caused this Supplemental Indenture to be signed and acknowledged by one of its Vice Presidents, and its corporate seal to be impressed hereon, duly attested by its Secretary or by one of its Assistant Secretaries, as of the date and year first above written.

Dated as of August 1, 2002              GENERAL MEDIA, INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


Attest:
        --------------------------------

(SEAL)

Dated as of August 1, 2002              SUBSIDIARY GUARANTORS
                                        ---------------------

                                        GENERAL MEDIA ART HOLDING, INC.
                                        GENERAL MEDIA COMMUNICATIONS, INC.
                                        GENERAL MEDIA ENTERTAINMENT, INC.
                                        GENERAL MEDIA (UK), LTD.
                                        GMCI INTERNET OPERATIONS, INC.
                                        GMI ON-LINE VENTURES, LTD.
                                        PENTHOUSE CLUBS INTERNATIONAL
                                           ESTABLISHMENT
                                        PENTHOUSE FINANCIAL SERVICES, N.V.
                                        PENTHOUSE IMAGES ACQUISITIONS, LTD.
                                        PURE ENTERTAINMENT TELECOMMUNICATIONS,
                                           INC.

                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:
                                                   (for each of the above-listed
                                                       Subsidiary Guarantors)

Attest:
        --------------------------------
         (for each of the above-listed
             Subsidiary Guarantors)


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Dated as of August 1, 2002              THE BANK OF NEW YORK
                                        (Successor-in-Interest to IBJ Schroder
                                        Bank & Trust Company), as Trustee


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

Attest:
        --------------------------------
        (SEAL)



















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